EXHIBIT 10.7

SUBSCRIPTION AGREEMENT

FOR

SHARES OF VOTING COMMON STOCK, $0.0001 PAR VALUE

OF

GBANK FINANCIAL HOLDINGS, INC.

a Nevada corporation

GBank Financial Holdings Inc.

9115 West Russell Road, Suite 110

Las Vegas, Nevada 89148

SUBSCRIPTION AGREEMENT

FOR VOTING COMMON STOCK, $0.0001 PAR VALUE

GBank Financial Holdings Inc.

9115 West Russell Road, Suite 110

Las Vegas, Nevada 89148

Attn.: Edward M. Nigro, Executive Chairman Gentlemen and Ladies:

1. Application for Subscription. The undersigned hereby applies to purchase, in accordance with the terms of this Subscription Agreement (this "Agreement"), Voting Common Stock, $0.0001 par value (the “Common Stock ”) of GBANK FINANCIAL HOLDINGS INC., a Nevada corporation (the "Company"). This subscription may be rejected, in whole or in part, by the Company, in its sole discretion, and the Company has the right to allocate the Common Stock among subscribers in the event the offering of the Common Stock (the “Offering”) is oversubscribed.

2. Representations, Warranties, and Agreements. The undersigned represents, warrants, and agrees as follows:

a. The undersigned was given access in a secured data room in connection with the sale of the Common Stock which included the following: (i) 2023 Audited Financial Statements, (ii) Q1 2024 OTCQX Reported Quarterly Financials (unaudited); (iii) Q2 2024 OTCQX Reported Quarterly Financials (unaudited); (iv) 2024 Private Common Stock Offering Presentation; (v) Risk Factors and (vi) a form of this Agreement (all of the foregoing collectively, each as supplemented from time to time, the "Disclosure Documents"), has carefully reviewed the Disclosure Documents, and has relied only on the information contained therein or otherwise provided in writing in connection therewith.  All documents, records, and books pertaining to this investment have been made available for inspection by the undersigned and/or the undersigned's advisor(s), and any additional books and records of the Company will be available upon reasonable notice, for inspection by investors and/or their advisor(s), during reasonable business hours at the Company's principal place of business.  The undersigned and/or the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, concerning the Offering of the Common Stock, and all such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made or oral information furnished to the undersigned or the undersigned's advisor(s) in connection with the Offering of the Common Stock which were in any way inconsistent with the Disclosure Documents. The undersigned understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the undersigned in connection with the Offering of the Common Stock constitutes legal, regulatory, tax or investment advice. The undersigned has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate to make an informed investment decision, without reliance on the Placement Agents, in connection with its purchase of the Common Stock. The undersigned understands that the Company reserves the right to reject any subscription, in whole or in part, and no subscription will be binding until accepted by the Company.

b. The Common Stock being purchased is solely for the undersigned's own account, for investment purposes only, and not for the account of any other person nor with a view to, or for sale in connection with, any distribution, division, assignment, or resale to others, and no other person has a direct or indirect beneficial interest in the Common Stock. The Common Stock will not be transferred: (i) without the prior written consent of all parties required to grant such consent under the applicable Disclosure Documents; or (ii) in contravention of state or federal law.

c. The undersigned acknowledges: (i) that an investment in the Common Stock involves highly speculative risks; (ii) that the undersigned has carefully reviewed all of the Disclosure Documents and considered all factors therein in relation to the undersigned's own investment activities; (iii) that the undersigned has the ability to accept highly speculative risks and is prepared to lose the entire investment in the Company; (iv) has not received nor relied upon any form of “general advertising” or, to its knowledge, “general solicitation” (as such terms are used in Regulation D promulgated under the Securities Act and interpreted by the Commission) from the Company in connection with the Offering of the Common Stock; (ii) reached its decision to invest in the Company independently from any other SA-2 purchaser; (iii) has entered into no agreements with stockholders of the Company or other purchasers for the purpose of controlling the Company or any of its subsidiaries; and (iv) has entered into no agreements with stockholders of the Company or other purchasers regarding voting or transferring the undersigned’s interest in the Company.

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d. The undersigned, if a corporation, trust, partnership, limited liability company, or other entity, is authorized and otherwise duly qualified to purchase and hold the Common Stock, and such entity has not been formed for the specific purpose of acquiring the Common Stock.

e. All information which the undersigned has provided to the Company concerning the undersigned or the undersigned's investor status, financial position, knowledge and experience in financial and business matters, or, in the case of a corporation, trust, partnership, limited liability company, or other entity, the knowledge and experience in financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with such information.

f. The undersigned: (i) if an individual, is at least twenty-one (21) years of age and is a citizen of the United States of America, or, if not, has designated the undersigned's citizenship hereinbelow; and (ii) is a resident of Nevada or of such other state as the Company may permit.

g. The Company has engaged Raymond James & Associates, Inc. and Chapin Davis, Inc. as its exclusive placement agents (the “Placement Agents”) for the Offering of the Common Stock. With the exception of the engagement of the Placement Agents, whose fees shall be borne in their entirety by the Company, the undersigned represents that no person or entity will have, as a result of the Offering, any valid right, interest or claim against or upon the Company or the undersigned for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

h. The undersigned understands and acknowledges that: (i) the Company is a registered bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and is subject to regulation by Board of Governors of the Federal Reserve System (the “FRB”); (ii) acquisitions of interests in bank holding companies are subject to the BHCA and the Change in Bank Control Act (the “CIBCA”) and may be reviewed by the FRB to determine the circumstances under which such acquisitions of interests will result in the undersigned becoming subject to the BHCA or subject to the prior notice requirements of the CIBCA. Assuming the accuracy of the representations and warranties of the Company contained herein, the undersigned represents that: (A) neither it nor its affiliates will, as a result of the transactions contemplated by this Agreement, be deemed to (i) own or control 10% or more of any class of voting securities of the Company or (ii) otherwise control the Company for purposes of the BHCA or CIBCA, and (B) to its knowledge, the purchase of such Common Stock shall not (i) cause the undersigned or any of its affiliates to violate any bank regulation or (ii) require the undersigned or any of its affiliates to file a prior notice with the FRB or its delegee under the CIBCA or the BHCA or obtain the prior approval of any bank regulator.

i. The undersigned agrees and acknowledges that with the purchase of the Common Stock, it will also be a party to a registration rights agreement (the “Registration Rights Agreement”), pursuant to which the Company will, among other things, provide customary resale registration rights with respect to the shares of Common Stock obtained by the undersigned pursuant to this Agreement. Under the Registration Rights Agreement, the undersigned will be entitled to resale registration rights, subject to certain limitations as set forth in the Registration Rights Agreement.

3. Indemnification. The undersigned agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, and affiliates, or anyone acting on behalf of the Company, specifically including the Placement Agents, from and against all damages, losses, costs, and expenses (including reasonable attorney fees) which they may incur by reason of the failure of the undersigned to give full and accurate information herein or in connection with this investment, or in any document provided by the undersigned to the Company.

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4. Miscellaneous. The undersigned agrees: (i) not to transfer or assign this Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of the Common Stock acquired pursuant hereto shall be made only in accordance herewith and with all applicable laws; (ii) that the undersigned may not cancel, terminate, or revoke this Agreement and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns; (iii) that notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws; (iv) that this Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained herein and may be amended only by a writing executed by all parties; (v) that this Agreement and the Common Stock shall be enforced, governed, and construed in all respects in accordance with Nevada law, without regard to its principles of conflict of laws; (vi) that the undersigned's execution hereof constitutes a contract with the Company for the uses and purposes hereof, and that this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one Agreement; (vii) that all communications provided hereunder shall be in writing and delivered or mailed by registered or certified mail; if delivered to the subscriber herein such notice(s) shall be delivered at the address of record on file with the Company and if delivered to the Company, such notice(s) shall be delivered to the Company's principal offices; (viii) that the representations and warranties of the undersigned set forth herein and in all other materials provided to the Company by the undersigned shall survive the sale of the Common Stock; and (ix) that all acknowledgments and representations hereunder of "the undersigned" refer to the subscriber.

5. Vesting and Execution. The undersigned will complete this Agreement in accordance with the following: The undersigned acknowledges that title to the Common Stock may vest in any one of the following manners: natural persons may hold the Common Stock individually, as community property, as joint tenants with right of survivorship, or as tenants in common; title may also be held in any one of the following entities: corporations, limited liability companies, trusts, or partnerships. The undersigned understands that the formalities governing subscription for the Common Stock varies depending upon the type of vesting selected or the type of entity investing. Natural persons subscribing for the Common Stock must execute this Agreement as follows: subscriptions for investments to be held individually need only be executed below where indicated; subscriptions for investments to be held as community property require only one signature if the Common Stock are held in one name (i.e., managing spouse), or two signatures if the Common Stock are held in both names; subscriptions for investments to be held as joint tenants with right of survivorship or as tenants in common require the signatures of both investing parties. Entities subscribing for the Common Stock must execute this Agreement as follows: subscriptions by corporations must be executed by an officer authorized to bind the corporation and must also be accompanied by a copy of the corporate resolutions or other instruments authorizing the investment; subscriptions by partnerships or by limited liability companies must be executed by a general partner or manager, as the case may be, and by all others who may be required to do so by the terms of the partnership agreement or operating agreement, as the case may be, of the subscriber and should be accompanied by a copy of the partnership agreement or operating agreement, as the case may be (which should include the date of formation of the entity and a list of all partners or members, as the case may be); subscriptions by trusts must be executed for the trust by a trustee empowered to bind the trust and should clearly state the full name and date of the trust and be accompanied by a copy of the trust instrument or the will authorizing investments by the trustee.

6. Investment Suitability. The undersigned declares that he, she, or it is an "accredited investor," as that term is defined in Rule 501(a) under the Act because he, she, or it [CHECK ONE:] ☐ (i) an “institutional accredited investor” as defined in Rule 501(a)(1)-(3) and (7) of Regulation D under the Securities Act; ☐ (ii) with respect to natural persons only, has had for each of the past two (2) years and reasonably expects to have during the current year individual income in excess of $200,000 or joint income together with such person's spouse in excess of $300,000; ☐ (iii) with respect to natural persons only, has either individual net worth or joint net worth (excluding personal residence, unless the recourse indebtedness secured thereby is greater than the value thereof, in which event the undersigned’s net worth for these purposes is to be reduced by any such “negative equity”) together with such person's spouse in excess of $1,000,000; or ☐ (iii) otherwise meets the standard for accredited investors set forth in clauses (3) –(6) and (8) - (13) of Rule 501(a) under the Act.

7. Subscription and Title to Common Stock. The undersigned hereby subscribes for ____ shares of Common Stock and will deliver payment via wire using the instructions below in the amount of ______ ($18.50 per share of Common Stock). The undersigned desires to have title to the Common Stock vest as follows (see Paragraph 5 above for vesting options):

[SIGNATURE PAGE TO FOLLOW]

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Very truly yours,	Dated Address

Tax Identification Number:

Wiring Instructions:

1.	Online Federal Reserve Bank Abbreviated Name:
2.	Bank Address:
3.	Routing/Transit Number:
4.	Credit to:
5.	Beneficiary Account Number: 1
6.	Further Credit: [
7.	Memo or Reference:

ACCEPTANCE OF SUBSCRIPTION

On this _ day of October, 2024, the Company hereby accepts this subscription for a total of ______ shares of Common Stock.

GBANK FINANCIAL HOLDINGS INC. a Nevada corporation

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